                                                                     Exhibit 5.1
                       CONSENT OF INDEPENDENT ACCOUNTANTS
The Sponsors and Trustee of
Corporate Income Fund--Insured Series--22, Defined Asset Funds

We consent to the use in this Post-Effective Amendment No. 5 to Registration Statement No. 33-49833 of our opinion dated February 8, 1999 appearing in the Prospectus, which is part of such Registration Statement, and to the reference to us under the heading 'Miscellaneous Auditors' in such Prospectus.

DELOITTE & TOUCHE LLP
New York, N.Y.
March 17, 1999